UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 29, 2003



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



      Delaware                  001-111331                  43-1698480
      Delaware                  333-06693                   43-1742520
--------------------       --------------------        --------------------
  (States or other           Commission file             (I.R.S. Employer
  jurisdictions of               numbers               Identification Nos.)
  incorporation or
   organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


        Exhibit
        Number    Description
        ------    -----------
         99.1     Press release of Ferrellgas Partners, L.P. dated May 29, 2003, reporting its financial results for the third quarter ended
                  April 30, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

The information contained in this Item 9 is being furnished to the SEC pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583, dated March 27, 2003.

On May 29, 2003, Ferrellgas Partners, L.P. issued a press release regarding its financial results for the third quarter ended April 30, 2003. A copy of this earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference and Materiality

The information, including the exhibit attached hereto, in this Current Report on Form 8-K is being furnished to the SEC and is not to be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, the information in this Current Report is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P. or Ferrellgas Partners Finance Corp. or other filing of Ferrellgas Partners, L.P. or Ferrellgas Partners Finance Corp. made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of the information set forth in this Current Report is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P. or Ferrellgas Partners Finance Corp. as to the materiality or completeness of such information.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FERRELLGAS PARTNERS, L.P.

                                          By Ferrellgas, Inc. (General Partner)


Date: May 29, 2003                        By     /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                          FERRELLGAS PARTNERS FINANCE CORP.

Date: May 29, 2003                        By     /s/ Kevin T. Kelly
                                          --------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)